                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the Appropriate Box:

[ ] Preliminary Proxy Statement           [ ] Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                          PFL Endeavor Target Account
                          ---------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
                           PFL Endeavor Target Account
                           ---------------------------
     (Name of Person Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________

     (2)  Aggregate number of securities to which transaction applies:
          _____________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________

     (4)  Proposed maximum aggregate value of transaction:______________________
          _________________________________

     (5)  Total fee paid: ________________________________

[ ]  Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: _______________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party: _________________________________________

     (4)  Date Filed: ___________________________________________

                          PFL ENDEAVOR TARGET ACCOUNT
                            2101 East Coast Highway
                                   Suite 300
                       Corona del Mar, California 92625
                                January 6, 2000

Dear Policy Owner:

  As the owner of a variable annuity policy (the "Policy") issued by PFL Life Insurance Company ("PFL Life"), some or all of your policy value is invested in the PFL Endeavor Target Account (the "Target Account"). The Target Account will hold a Special Meeting of Policy Owners on February 18, 2000 and you have the right to vote at that meeting. Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Notice of Special Meeting and Proxy Statement. You will be asked to vote on two proposals regarding the Target Account:

1. New Advisory Agreements

  First Trust Advisors, L.P. (the "Adviser"), serves as the investment adviser to the subaccounts and is responsible for the day-to-day management of the subaccounts' assets. Because of the recent death of the controlling person of the Adviser, the investment advisory agreements between Endeavor Management Co. (the "Manager") and the Adviser may be deemed to have terminated automatically, as a matter of law. The Board of Managers of the Target Account recommends that the Policy Owners of each subaccount approve new investment advisory agreements, with substantially identical terms to the current investment advisory agreements, between the Manager and the Adviser.

2. Adviser Selection Process

  The Manager is responsible for the selection and oversight of the investment adviser for each subaccount. Currently, the Manager may select and hire, terminate or change investment advisers for a subaccount only with the approval of the subaccount's Policy Owners. The Manager requests unitholder approval of a proposal to change the operation of the Target Account to permit the Manager, with the approval of the Board of Managers, to hire or terminate an investment adviser for a subaccount without a Policy Owner vote. This change could benefit Policy Owners by reducing the subaccounts' expenses, permitting faster changes in investment advisers when warranted, and improving operating efficiencies.

  You may think that your vote is not important, but it is. Please take the time to familiarize yourself with the proposals and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you have policy value in more than one subaccount. Please sign and return each card you receive. You may also vote by calling toll-free 1-888-221-0697, or via the Internet at www.proxyweb.com, if eligible. Instructions on how to complete the proxy card, vote by telephone, or via the Internet are included immediately after the Notice of Special Meeting.

  If you have any questions about the proxy, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-829-6551.

  If we do not receive your completed proxy card(s) within several weeks, you may be contacted by D.F. King & Co., Inc., to remind you to vote.

  Thank you for taking the time to participate in these important matters.

                                          Sincerely,

                                          Vincent J. McGuinness, Jr.
                                          President

                          PFL ENDEAVOR TARGET ACCOUNT
                            2101 East Coast Highway
                                   Suite 300
                       Corona del Mar, California 92625

                       The Dow(SM) Target 10 (July Series)
                       The Dow(SM) Target 5 (July Series)
                     The Dow(SM) Target 10 (January Series)
                      The Dow(SM) Target 5 (January Series)

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                        To be held on February 18, 2000

To the Policy Owners of the PFL Endeavor Target Account:

  NOTICE IS HEREBY GIVEN THAT a special meeting of the Policy Owners of the PFL Endeavor Target Account (the "Target Account"), a managed separate account established under Iowa law by the PFL Life Insurance Company, will be held at 4225 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 on February 18, 2000 at 1:00 p.m. Central Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

  1. To approve new investment advisory agreements between Endeavor Management Co. and First Trust Advisors, L.P.;

  2. To approve or disapprove a proposal to permit Endeavor Management Co. to select, hire and replace investment advisers or to modify investment advisory agreements without Policy Owner approval and to disclose only the aggregate fee paid to the advisors, eliminating various requirements to disclose the separate fees paid to each advisor; and

  3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

  The Board of Managers has fixed the close of business on December 27, 1999 as the record date for determination of Policy Owners entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Managers

                                          Gail Hanson
                                          Secretary

January 6, 2000

  Policy Owners who do not expect to attend the Special Meeting are requested to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope, which needs no postage if mailed in the United States, or follow the instructions in the materials relating to telephonic or internet voting. Instructions for the proper execution of the Proxy Card are set forth on the inside cover of this Notice. It is important that Proxies be returned promptly.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Target Account involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    Registration (Policy Owners)                    Valid Signature
    ----------------------------                    ---------------

    Corporate Accounts
    ------------------

    (1) ABC Corp..................................  ABC Corp.
    (2) ABC Corp..................................  John Doe, Treasurer
    (3) ABC Corp.
        c/o John Doe, Treasurer...................  John Doe
    (4) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee

    Trust Accounts
    --------------
    (1) ABC Trust.................................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee
        u/t/d 12/28/78............................  Jane B. Doe

    Custodial or Estate Accounts
    ----------------------------
    (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.............  John B. Smith
    (2) Estate of John B. Smith...................  John B. Smith, Jr., Executor

                       INSTRUCTIONS FOR TELEPHONE VOTING

  To vote your proxy by telephone follow the four easy steps below.

  1.  Read the accompanying proxy information and ballot.

  2. Identify the fourteen-digit "CONTROL NO." in the upper portion of your ballot on the left-hand side. This control number is the key to casting your vote over the telephone.

  3.  Dial 1-888-221-0697.

  4.  Follow the simple recorded instructions.

                   INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your proxy via the Internet follow the four easy steps below.

  1.  Read the accompanying proxy information and ballot.

  2.  Go to www.proxyweb.com.

  3. Enter the fourteen-digit "CONTROL NO." from the upper portion of your ballot on the left-hand side of your proxy card.

  4.  Follow the simple online instructions.

  If you hold your policy through an intermediary, please refer to your proxy card to determine if the intermediary permits you to vote via another Internet site, and follow the instructions provided on the proxy card. You do not need to return your proxy card if you vote via an Internet site.

                          PFL ENDEAVOR TARGET ACCOUNT

                       The Dow(sm) Target 10 (July Series)
                       The Dow(sm) Target 5 (July Series)
                     The Dow(sm) Target 10 (January Series)
                      The Dow(sm) Target 5 (January Series)

                            2101 East Coast Highway
                                   Suite 300
                       Corona del Mar, California 92625

                       SPECIAL MEETING OF POLICY OWNERS
                               February 18, 2000

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of the PFL Endeavor Target Account (the "Target Account") for each of the four subacounts (the "Subaccounts") of the Target Account for use at a Special Meeting of Policy Owners of the Target Account to be held at 1:00 p.m. Central Time on February 18, 2000 at 4225 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to Policy Owners on or about January 7, 2000. In addition to solicitations of proxies by mail, beginning on or about January 10, 2000, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Target Account; regular employees of Endeavor Management Co., the Target Account's manager (the "Manager"); D.F. King & Co., Inc., the Target Account's proxy solicitor; or other representatives of the Target Account. The Target Account has retained D.F. King & Co., Inc., as the Target Account's proxy solicitor for the Special Meeting of Policy Owners. The estimated cost of the proxy solicitation is approximately $15,000. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne solely by the Target Account. The Target Account's most recent annual and semi-annual report are available upon request without charge by writing or calling the Target Account at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.

  Your investment in the Target Account is measured by "Units". If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the units ("Units") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Policy Owners. Any Policy Owner who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Units in person, or by submitting a letter of revocation or a later-dated proxy to the Target Account at the above address prior to the date of the Special Meeting.

  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policy Owners with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. A Policy Owner vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Target Account's Rules and Regulations, a quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the outstanding Units of the Target Account entitled to vote at the Special Meeting.

  The Board of Managers has fixed the close of business on December 27, 1999 as the record date (the "Record Date") for the determination of Policy Owners of the Target Account entitled to notice of and to vote at the Special Meeting.

  The number of Units of each Subaccount outstanding on the Record Date is set forth in Exhibit A, as is the Policy Owners who known to own beneficially more than 5% of the Units of each Subaccount on the Record Date.

  As of December 27, 1999, the officers and the members of the Board of Managers as a group beneficially owned less than 1% of the Units of each Subaccount.

  In order that your Units may be represented at the Special Meeting, you are requested to:

  --indicate your instructions on the enclosed proxy card;

  --date and sign the proxy card;

  --mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  --allow sufficient time for the proxy card to be received on or before 3:30
    Central Time on February 17, 2000.

  You may also vote by telephone or via the Internet. Instructions for voting by telephone or via the Internet appear immediately after the Notice of Special Meeting at the front of this proxy statement.

                                  PROPOSAL 1

               TO APPROVE OR DISAPPROVE NEW INVESTMENT ADVISORY
                          AGREEMENTS WITH THE ADVISER

Summary of Proposal

  The Manager has entered into two investment advisory agreements (the "Current Investment Advisory Agreements") with First Trust Advisors, L.P. (the "Adviser") to provide investment advisory services for each of the Subaccounts, subject to the Manager's overall supervision, each of which were approved by Policy Owners on July 10, 1999 in connection with the acquisition of the Manager by AUSA Holding Company, an affiliate of PFL Life Insurance Company. The two Current Investment Advisory Agreements are identical in all respects, except that one applies to the two Dow Target 10 Series, and the other applies to the two Dow Target 5 Series. As required by Section 15(a) of the Investment Company Act of 1940 (the "1940 Act"), the Current Investment Advisory Agreements provide, in substance, that they will terminate upon any "assignment," as defined in the 1940 Act.

  The "change in control" described below constitutes an "assignment" of the Current Investment Advisory Agreements. Accordingly, the change in control automatically results in the termination of the Current Investment Advisory Agreements. Therefore, in order to permit the Adviser to continue to provide investment advisory services to the Subaccounts, it is necessary that the Policy Owners of each Subaccount approve a new investment advisory agreement (the "New Investment Advisory Agreements").

  Based on an analysis of factors described below, the Board of Managers has unanimously approved the Manager's execution of the New Investment Advisory Agreements. At a meeting held November 15, 1999, the Managers, including all of the Independent Managers, voted unanimously to approve the New Investment Advisory Agreement for each Subaccount and to recommend to Policy Owners of each Subaccount that they approve the New Investment Advisory Agreement. The New Investment Advisory Agreements are each identical to the corresponding Current Investment Advisory Agreement except for the dates of execution and termination.

1940 Act Considerations--Change in Control

  Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Policy Owners of the investment company. Section 15(a), in conjunction with section 2(a)(4), also provides that any such advisory contract must terminate on its "assignment" and that a direct or indirect transfer of a controlling block of the voting securities of any person controlling an investment adviser results in a change in control of the investment adviser and constitutes an "assignment." As described further below, the control of the Adviser has changed and the Current Investment Advisory Agreements have terminated as a result of that change.

  The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. The Adviser's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Adviser is an Illinois limited partnership formed in 1991 with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation that was controlled by Robert Donald Van Kampen. On October 29, 1999, Mr. Van Kampen passed away. At the time of his death, the stock of Nike Securities Corporation was held by two members of the Van Kampen family and two trusts of which Van Kampen family members were the beneficiaries. More specifically, Kristen Joy Wisen owns 25%, Karla Van Kampen-Pierre owns 25% and the Robert D. Van Kampen Trust and the Judith Van Kampen Trust each own 25% of Nike Securities Corporation. Pursuant to a voting agreement, Mr. Van Kampen had power to vote the shares held by Mrs. Wisen, Mrs. Van Kampen-Pierre and the Judith Van Kampen Trust. Mr. Van Kampen therefore had the power to vote approximately 75% of the securities of Nike Securities Corporation. Upon his death this voting power transferred to his wife, Judith Van Kampen. The 1940 Act presumes that beneficial ownership of more than 25% of a company's stock gives the owner "control" over the company. This technical change of control has caused the Current Investment Advisory Agreements with the Adviser to terminate on October 29, 1999.

  The Adviser is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. which are substantially similar to the Target Account Subaccounts in that they have the same investment objectives as the Target Account Subaccounts but have a life of approximately one year. For additional information regarding these similar funds, including their asset size and the advisory fees, please see Exhibit B.

  The principal executive officer and general partner of the Advisor and their respective principal occupations is set forth in the chart below. The mailing address of the officer and general partner is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Name and Position with First Trust             Principal Occupation
----------------------------------             --------------------
Ronald Dean McAlister, Presi-
 dent(1)........................... Managing Director, Nike Securities
Nike Securities Corporation, Gen-   Providing investment advisory and
 eral Partner...................... broker/dealer services through its various interests

--------
(1) The limited partner of Grace Partners of DuPage L.P., the limited partner of First Trust.

  No member of the Board of Managers or officer of the Target Account is an officer, employee, director or security holder of the Adviser or has any other material direct or indirect interest in the Adviser or in its parents or affiliates.

  AFSG Securities Corporation, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, is the underwriter of the Units of each Subaccount. PFL Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, has responsibility for the administration of the policies and the Target Account. PFL Life Insurance Company has contracted with PFPC, Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02110, to provide administrative services with respect to the operations and investments of the Target Account.

  To provide for continuity of investment advisory services to the Subaccounts as a result of the change in control of the Adviser, all the members of the Board of Managers, including the members who are not "interested" persons of the Target Account, the Adviser or Nike Securities Corporation, at a meeting held on November 15, 1999, voted to approve, a new investment advisory agreement for each Subaccount (the "New Investment Advisory Agreements") with the Adviser pursuant to Rule 15a-4 under the 1940 Act. Under that Rule, the New Investment Advisory Agreements will terminate on February 26, 2000, if they are not approved by Policy Owners. During the period from October 29, 1999 to February 26, the Adviser agreed to continue to provide services to each Subaccount on the same terms as in the Current Investment Advisory Agreements. The Board of Managers is now asking Policy Owners of each Subaccount to approve the New Investment Advisory Agreements for their respective Subaccount.

Evaluation by the Board of Managers

  The Board of Managers requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Investment Advisory Agreements. On November 15, 1999, the

Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Investment Advisory Agreements and to submit the proposed New Investment Advisory Agreements to the Policy Owners of each Subaccount.

  The material factors considered by the Managers in initially selecting the Adviser were: the nature and quality of services rendered by the Adviser; the Adviser's performance under the Current Investment Advisory Agreements; the amount of advisory fees to be paid; the Adviser's financial strength and insurance coverage; the Adviser's investment advisory experience and reputation; the Adviser's code of ethics and compliance controls; and administrative support services. The Board of Managers also considered the fact that there were no material differences between the terms of the New Investment Advisory Agreements and the terms of the Current Investment Advisory Agreements.

  The factor that the Board of Managers considered most significant was that the Subaccounts would continue to receive the benefit of advisory services from the same Adviser with the same personnel as under the Current Investment Advisory Agreements, at no increase in the advisory fee to be paid for such services. The Board of Managers was also satisfied that the Adviser (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect a Subaccount, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Investment Advisory Agreements adequately. The Board of Managers determined that the Subaccounts would receive the benefit of maintaining uninterrupted advisory services of the same quality, scope and cost as the Subaccounts received before the change in control.

  After careful consideration, the Board of Managers believes that the best interests of the Policy Owners of the Subaccounts would be served if the New Investment Advisory Agreements are approved.

Terms of the Current Investment Advisory Agreements and the New Investment Advisory Agreements

  The New Investment Advisory Agreements, like the Current Investment Advisory Agreements, each provides in substance (1) that the Manager will pay the Adviser the same fee as paid under the corresponding Current Investment Advisory Agreement; (2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a Majority Vote of the outstanding Units of the Subaccount or by a majority of the Board of Managers and a majority of the Independent Managers;
(3) that it may be terminated, without penalty, by the Manager, by the Board of Managers or by Majority Vote of the outstanding Units of the Subaccount upon 60 days' prior written notice; (4) that it may be terminated by the Adviser on 90 days' prior written notice to the Manager; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. Both the Current Investment Advisory Agreements and New Investment Advisory Agreements provide that the Adviser is not liable to the Target Account or to the Manager for any act or omissions under the Agreements, but that the Adviser is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties. The investment advisory fees paid in 1999 were $278,932. The form of the New Investment Advisory Agreements are attached to this Proxy Statement as Exhibits C1 and C2 respectively, and the description of the New Investment Advisory Agreements set forth in this Proxy Statement is qualified in its entirety by reference thereto.

Brokerage Allocation

  The Adviser invests the assets of the Subaccounts in common stock and incurs brokerage costs in connection with these transactions.

  Allocations of transactions by the Subaccounts, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Subaccounts rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Purchases and sales of securities may be principal transactions; that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. Any transactions for which the Subaccounts pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price. Brokerage may be allocated based on the sale of insurance policies for which allocations are made to the Subaccounts by dealers or activities in support of sales of the policies. The Target Account has adopted a Brokerage Enhancement Plan, in accordance with Rule 12b-1 under the 1940 Act, whereby all or a portion of certain brokerage commissions paid by the Subaccounts may be allocated or credited to Transamerica Capital, Inc. (formerly the Endeavor Group), a registered broker-dealer that is an affiliate of the Manager, or other entities marketing the policies, to help to finance sales activities.

  For the year ended December 31, 1999, the Dow Target 10 Subaccount (July Series) and (January Series) paid brokerage commissions of $8,944 and $5,973, respectively Dow Target 5 Subaccount (July Series) and (January Series) paid brokerage commissions of $23,187 and $12,850, respectively. None of the Subaccounts paid any compensation to any affiliated broker of the Manager or the Adviser during the year ended December 31, 1999.

                                 REQUIRED VOTE

  Approval of the New Investment Advisory Agreements with respect to a Subaccount (each Subaccount votes separately) requires a Majority Vote of the Units of that Subaccount. When used in this proxy statement, a "Majority Vote" means the affirmative vote of the lesser of:

    (1) 67% or more of the voting Units present at the meeting if the holders of more than 50% of the outstanding Units are present in person or represented by proxy; or

    (2) more than 50% of the issuer's outstanding Units.

  If a New Investment Advisory Agreement is not approved by the Policy Owners of a Subaccount, the Managers will consider other possible courses of action which are in the best interests of Policy Owners.

  The Board of Managers, including all of the independent Managers, recommends that the Policy Owners of each Subaccount vote "FOR" the New Investment Advisory Agreement for that Subaccount.

                                  PROPOSAL 2

         TO APPROVE OR DISAPPROVE A PROPOSAL TO PERMIT THE MANAGER TO
           HIRE AND TERMINATE ADVISERS OR MODIFY ADVISORY AGREEMENTS
                         WITHOUT POLICY OWNER APPROVAL

  As discussed above, the Manager currently provides management services to each Subaccount pursuant to a management agreement. The Manager has overall responsibility for the general management and administration of each Subaccount, but selects one or more Advisers for each Subaccount. The Target Account proposes that the Manager, with the approval of the Board of Managers, be permitted to enter into, terminate, or modify advisory agreements on behalf of the Subaccounts with the Advisers without obtaining the prior approval of a majority of the outstanding voting securities of the Subaccounts, as is otherwise required by Section 15 of the 1940 Act.

  Section 15 of the 1940 Act and Rule 18f-2 under the 1940 Act require that investors in an investment company approve any advisory or subadvisory agreements or amendments to those agreements. The SEC has issued an exemptive order (the "Order") under which, the Manager would be permitted, with the approval of the Board of Managers, to hire new Advisers, terminate Advisers, and modify advisory agreements with advisers without the prior approval of Policy Owners and to disclose only the aggregate fee paid to the advisors, eliminating various requirements to disclose the separate fees paid to each advisor. By eliminating Policy Owner approval in these matters, the Manager would have greater flexibility in overseeing the advisers, and the Subaccounts would be spared the time and expense of holding unitholder meetings and soliciting proxies. The Order is subject to several conditions, including the following conditions:

    1. The Target Account will disclose in its registration statement the aggregate fee disclosure.

    2. The Target Account will not enter into an investment advisory agreement on behalf of the Target Account with an affiliated adviser without that agreement, including the compensation to be paid thereunder, being approved by the Policy Owners of the applicable Subaccount.

    3. At all times, a majority of the Board of Managers will be Independent Mangers and the nomination of new or additional Independent Managers will be placed within the discretion of the then existing Independent Managers.

    4. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Managers will be engaged to represent the Independent Managers of the Target Account. The selection of such counsel will be within the discretion of the Independent Managers.

    5. The Manager will provide the Board of Managers of the Target Account, no less often than quarterly, information about the Manager's profitability for each Subaccount relying on the relief in the Order. Such information will reflect the impact on profitability of the hiring or termination of any adviser during the applicable quarter.

    6. Whenever an adviser is hired or terminated, the Manager will provide the Board of Managers information showing the expected impact on the Manager's profitability.

    7. When a change of adviser is proposed for a Subaccount with an affiliated adviser, the Board of Managers, including a majority of the Independent Managers, will make a separate finding, reflected in the minutes of meetings of the Board of Managers, that the change of adviser is in the best interest of the Subaccount and its Policy Owners, and does not involve a conflict of interest from which the Manager or the affiliated adviser derives an inappropriate advantage.

    8. Before an existing Subaccount may rely on the order requested in the application, the operation of the Subaccount in the manner described in the application will be approved by a majority of the outstanding units of the Subaccount, as defined in the 1940 Act or, in the case of a new Subaccount whose Policy Owners invested on the basis of a prospectus containing the disclosure contemplated by condition 10 below, by the sole initial security holder before offering Policies of such Subaccount to the public.

    9. The Manager will provide management and administrative services to each Subaccount relying on the requested order and, subject to the review and approval of the Board of Managers, will: set the overall investment strategies of the Subaccounts; recommend advisers; allocate, and when appropriate, reallocate, the assets of the Subaccounts among advisers; and monitor and evaluate the investment performance of the advisers, and implement procedures reasonably designed to ensure that the advisers comply with the investment objectives, policies, and restrictions of the Subaccounts.

    10. The Target Account will disclose in its prospectus the existence, substance, and effect of the Order. In addition, each Subaccount relying on the Order will hold itself out to the public as employing the management structure described in the application. The prospectus will prominently disclose that the Manager has the ultimate responsibility (subject to oversight by the Board of Managers) to oversee the advisers and recommend their hiring, termination and replacement.

    11. Within 60 days of the hiring of any adviser, the affected Subaccount will furnish its Policy Owners with all information about the new adviser that would be included in a proxy statement, except as modified to permit aggregate fee disclosure. Such information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new adviser. The Manager will meet this condition by providing Policy Owners with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the 1934 Act except as modified by the order to permit aggregate fee disclosure.

    12. No Manager or officer of the Target Account or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Manager or officer or director) any interest in an adviser except for (a) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt securities of any publicly traded company that is either an adviser or controls, is controlled by, or is under common control with an adviser.

  In accordance with condition 8, approval of this proposed new arrangement is being sought. Even if the Policy Owners of the Subaccount approve this arrangement, any new advisers engaged or terminated, or any change in an advisory agreement will still require approval of the Board of Managers. In order to approve new advisers, the members of the Board of Managers will analyze the factors they deem relevant, including the nature, quality and scope of services provided by advisers to investment companies comparable to the Target Account. The members of the Board of Managers will review the ability of the adviser to provide its services to a Subaccount, as well as its personnel, operation, financial condition or any other factor which would affect the adviser with respect to compliance and regulatory matters over the past fiscal year. The members of the Board of Managers will review the adviser's investment performance with respect to accounts deemed comparable. Finally, the members of the Board of Managers will consider other factors deemed relevant to the adviser's performance as an investment adviser. The Target Account believes that this review provides adequate Policy Owner protection in the selection of advisers.

                                 REQUIRED VOTE

  Approval of the change in operations contemplated in the Order with respect to a Subaccount (each Subaccount votes separately) requires a Majority Vote of the Units of that Subaccount. If the Policy Owners of a Subaccount do not approve this Proposal, the terms and conditions of the Order will not be applicable to that Subaccount.

  The Board of Managers, including all of the independent Managers, recommend that Policy Owners vote "FOR" the proposal to permit the manager to hire and terminate advisers or modify advisory agreements without Policy Owner approval.

                                 OTHER MATTERS

Submission of Policy Owners' Proposals

  The Target Account is not generally required to hold annual or special meetings of Policy Owners. Policy Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent Policy Owners' meeting should send their written proposals to the Secretary of the Target Account, c/o PFPC, Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02110. Any such proposal must be received a reasonable time before a solicitation of proxies is made for such meeting.

Policy Owners' Request for Special Meeting

  Policy Owners holding at least 10% of the Target Account's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Target Account's Policy Owners for the purpose of voting on the removal of any Board member. Meetings of the Target Account's Policy Owners for any other purpose will also be called by the Board of Managers when requested in writing by Policy Owners holding at least 10% of the Units then outstanding or, if the Board members shall fail to call or give notice of any meeting of Policy Owners for a period of 30 days after such application, Policy Owners holding at least 10% of the Units then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

  The Board of Managers does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any unitholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

  It is important that proxies be returned promptly. Policy Owners who do not expect to attend the meeting are therefore urged to complete, sign, date, and return the proxy as soon as possible in the enclosed postage paid envelope.

January 6, 2000

                                                                       EXHIBIT A

                          INFORMATION CONCERNING UNITS
                      OUTSTANDING AS OF DECEMBER 27, 1999

          Name of Subaccount             Number of Units Outstanding
          ------------------             ---------------------------
   The Dow(SM) Target 5 (January Series)          8,792,207.3028
   The Dow(SM) Target 5 (July Series)            17,582,077.4535
   The Dow(SM) Target 10 (January Series)         9,821,358.4812
   The Dow(SM) Target 10 (July Series)           16,058,412.4899

          INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF MORE THAN 5%
            OF THE UNITS OF EACH SUBACCOUNT AS OF DECEMBER 27, 1999

                                                           Amount of  Percentage of
                                   Name and Address of    Beneficial   Subaccount
           Subaccount               Beneficial Owner       Ownership    Interest
           ----------            ----------------------   ----------- -------------
 The Dow(SM) Target 5 (January
  Series)                        Samuel Elam              $552,077.24     7.16%
                                 7601 Farmersville Road
                                 Dayton, OH 45418

                                                                       EXHIBIT B

  The charts below set forth the asset size as of November 5, 1999 and fee rate of each open-end investment company or series thereof which First Trust subadvises that has a similar investment methodology. Because First Trust serves as a subadvisor to these funds and an unaffiliated person serves as investment adviser, First Trust only receives a portion of the advisory fee assessed. The chart therefore reflects the full advisory fee charged to each fund and the sub-advisory fee paid to First Trust from this advisory fee.

THE DOW(sm) TARGET 5 SUBACCOUNT

      Similar Funds        Asset Size                 Fee Rate
      -------------        ---------- -----------------------------------------
                                                                         Sub-
                                                              Advisory Advisory
                                                                Fee      Fee
                                                              -------- --------
The Dowsm Target Variable
 Fund LLC                  $  603,192                           .60%     .35%

JNL Variable Fund LLC--    $2,733,013
JNL/First Trust The Dow(sm)           Assets under management
Target 5 Series                       under $500 million        .75%     .35%

                                      $500 million-$1 billion   .70%     .30%

                                      More than $1 billion      .65%     .25%

THE DOW(sm) TARGET 10 SUBACCOUNT

     Similar Funds        Asset Size                 Fee Rate
     -------------        ---------- -----------------------------------------
                                                                        Sub-
                                                             Advisory Advisory
                                                               Fee      Fee
                                                             -------- --------
JNL Variable Fund LLC--   $5,272,579 Assets under management
The S&P Target 10 Series             under $500 million        .75%     .35%

                                     $500 million-$1 billion   .70%     .30%

                                     More than $1 billion      .65%     .25%

                                                                      EXHIBIT C1

                         INVESTMENT ADVISORY AGREEMENT
                                    FOR THE
                        THE DOW(SM) TARGET 5 SUBACCOUNT

                                      C1-1

                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made this   day of    , 2000, by and between First Trust Advisers
L.P., an Illinois limited partnership (the "Adviser"), and Endeavor Management Co., a California corporation (the "Manager").

  WHEREAS, the Manager serves as investment manager of the PFL Endeavor Target Account (the "Account"), which is a managed separate account established by PFL Life Insurance Company, and has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

  WHEREAS, the Account is divided into two subaccounts, one of which is The Dow Target 5 Subaccount (the "Subaccount"); and

  WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Subaccount; and

  WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

  NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

  1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Subaccount, subject to the control and direction of the Account's Board of Managers, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Subaccount or the Account in any way.

  2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

    a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Subaccount, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Subaccount set forth in the Account's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Account's Board of Managers may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Account's Board of Managers and the Manager concerning the investment activities of the Subaccount.

    b. To the extent provided in the Account's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Subaccount, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including

                                     C1-2
  affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

    c. In connection with the placement of orders for the execution of the portfolio transactions of the Subaccount, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Subaccount in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Account and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Account, the Manager or any person retained by the Account. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

    d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

  3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Subaccount's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Subaccount's net assets shall be computed at the times and in the manner specified in the Account's Registration Statement.

  4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

  5. Use of Names. The Adviser hereby consents to the Subaccount being named the "The Dow Target 5 Subaccount." The Manager shall not use the name of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Account in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Account or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Account's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

  The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Target," "First Trust" or "Special Situations" as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities. If the Adviser ceases to act as the Subaccount's investment adviser pursuant to this Agreement, the Manager agrees, at the Adviser's request that it will cause the Account to take all necessary action to change the name of the Subaccount to a name not including "Target" in any form or confirmation of words.

                                     C1-3

  The Manager and the Adviser recognize that the Subaccount is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the policy owners of the Account or any member of the public regarding the advisability of purchasing interest in the Subaccount. Dow Jones' only relationship to the Adviser is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of the Adviser or the policy owners of the Account into consideration in determining, composing or calculating the Dow Jones Industrial Average SM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Account, including the pricing or the amount payable under contracts issued to policy owners. Dow Jones has no obligation or liability in connection with the administration or marketing of the Subaccount.

  DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE SM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, POLICY OWNERS OF THE ACCOUNT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE SM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE SM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

  6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Account may have under any federal or state securities laws.

  7. Limitation of Account's Liability. The Adviser agrees that any of the Account's obligations shall be limited to the assets of the Subaccount and that the Adviser shall not seek satisfaction of any such obligation from the policy owners of the Account or from any Account officer, employee or agent of the Account.

  8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Subaccount is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Subaccount or by vote of a majority of the Account's Board of Managers; and further provided that such continuance is also approved annually by the vote of a majority of the Board of Managers who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Subaccount at any time, without payment of any penalty, by the Account's Board of Managers, by the Manager, or by a vote of the majority of the outstanding voting securities of the Account upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to

                                     C1-4
  the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Account. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Account's Board of Managers and, if required by applicable SEC rules and regulations, a vote of a majority of the Subaccount's outstanding voting securities.

  9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

  10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          Endeavor Management Co.

                                          By:
                                             ----------------------------------
                                                   Authorized Officer

                                          First Trust Advisers L.P.

                                          By:
                                             ----------------------------------
                                                   Authorized Officer

                                     C1-5

                                   SCHEDULE A

   The Dow Target 5 (July Series)              0.35% of average daily net assets
   The Dow Target 5 (January Series)           0.35% of average daily net assets

                                      C1-6

                                                                      EXHIBIT C2

                         INVESTMENT ADVISORY AGREEMENT
                                    FOR THE
                       THE DOW(SM) TARGET 10 SUBACCOUNT


                                      C2-1

                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made this   day of    , 2000, by and between First Trust Advisers
L.P., an Illinois limited partnership (the "Adviser"), and Endeavor Management Co., a California corporation (the "Manager").

  WHEREAS, the Manager serves as investment manager of the PFL Endeavor Target Account (the "Account"), which is a managed separate account established by PFL Life Insurance Company, and has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

  WHEREAS, the Account is divided into two subaccounts, one of which is The Dow Target 10 Subaccount (the "Subaccount"); and

  WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Subaccount; and

  WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

  NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

  1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Subaccount, subject to the control and direction of the Account's Board of Managers, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Subaccount or the Account in any way.

  2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

    a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Subaccount, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Subaccount set forth in the Account's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Account's Board of Managers may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Account's Board of Managers and the Manager concerning the investment activities of the Subaccount.

    b. To the extent provided in the Account's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Subaccount, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                                     C2-2

    c. In connection with the placement of orders for the execution of the portfolio transactions of the Subaccount, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Subaccount in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Account and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Account, the Manager or any person retained by the Account. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

    d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

  3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Subaccount's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Subaccount's net assets shall be computed at the times and in the manner specified in the Account's Registration Statement.

  4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

  5. Use of Names. The Adviser hereby consents to the Subaccount being named the "The Dow Target 10 Subaccount." The Manager shall not use the name of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Account in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Account or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Account's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

  The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Target," "First Trust" or Special Situations" as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities. If the Adviser ceases to act as the Subaccount's investment adviser pursuant to this Agreement, the Manager agrees, at the Adviser's request that it will cause the Account to take all necessary action to change the name of the Subaccount to a name not including "Target" in any form or confirmation of words.

  The Manager and the Adviser recognize that the Subaccount is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the policy owners of the Account or any member of the public regarding the advisability of purchasing interest in the Subaccount. Dow Jones' only relationship to the Adviser is the licensing of certain

                                     C2-3
copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of the Adviser or the policy owners of the Account into consideration in determining, composing or calculating the Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Account, including the pricing or the amount payable under contracts issued to policy owners. Dow Jones has no obligation or liability in connection with the administration or marketing of the Subaccount.

  DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, POLICY OWNERS OF THE ACCOUNT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

  6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Account may have under any federal or state securities laws.

  7. Limitation of Account's Liability. The Adviser agrees that any of the Account's obligations shall be limited to the assets of the Subaccount and that the Adviser shall not seek satisfaction of any such obligation from the policy owners of the Account or from any Account officer, employee or agent of the Account.

  8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Subaccount is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Subaccount or by vote of a majority of the Account's Board of Managers; and further provided that such continuance is also approved annually by the vote of a majority of the Board of Managers who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Subaccount at any time, without payment of any penalty, by the Account's Board of Managers, by the Manager, or by a vote of the majority of the outstanding voting securities of the Account upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Account. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act.

                                     C2-4

This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Account's Board of Managers and, if required by applicable SEC rules and regulations, a vote of a majority of the Subaccount's outstanding voting securities.

  9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

  10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          Endeavor Management Co.

                                          By:
                                             ----------------------------------
                                                   Authorized Officer

                                          First Trust Advisers L.P.

                                          By:
                                             ----------------------------------
                                                   Authorized Officer

                                     C2-5

                                   SCHEDULE A


     The Dow Target 10 (July Series)     0.35% of average daily net assets

     The Dow Target 10 (January Series)  0.35% of average daily net assets

                                      C2-6

PFL ENDEAVOR TARGET ACCOUNT



The Dow(SM) Target 10 (July Series)
The Dow(SM) Target 5 (July Series)
The Dow(SM) Target 10 (January Series)
The Dow(SM) Target 5 (January Series)


                  THIS SOLICITATION IS BEING MADE ON BEHALF OF
                             THE BOARD OF MANAGERS.

The undersigned contract owner, annuitant or participant, by completing this form, does hereby appoint PFL Life Insurance Company attorney and proxy for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all units of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Policy Owners to be held at 4225 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 on February 18, 2000 at 1:00 p.m. Central Time and at any adjournments thereof.

The interest represented by this proxy will be voted as directed on the reverse side, or if no direction is indicated, will be voted FOR the proposals. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to that interest will be allocated in the same ratio as votes for which instructions have been received.

The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS AT LEFT AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.



Dated_______________ , 2000    ______________________________

Please vote by filling in the appropriate box(es) below.


1. To approve or disapprove a new investment advisory agreement between Endeavor Management Co. and each Subaccount's investment adviser.

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        UNITS           FOR            AGAINST             ABSTAIN
--------------------------------------------------------------------------------


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2.   To approve or disapprove a proposal to permit Endeavor Management Co. to hire and replace investment advisers or to modify investment advisory agreements without unitholder approval.

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        UNITS           FOR            AGAINST             ABSTAIN
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